                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                       Rockwell International Corporation
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                                                                 [ROCKWELL LOGO]

December 29, 2000

Dear Shareowner:

You are cordially invited to attend the annual meeting of shareowners of the Corporation.

The meeting will be held in The Grand Ballroom at The Pfister Hotel, 424 East Wisconsin Avenue, Milwaukee, Wisconsin, on Wednesday, February 7, 2001, at 10 a.m. (Central Standard Time). At the meeting there will be a current report on the activities of the Corporation followed by discussion and action on the matters described in the Proxy Statement. Shareowners will then have an opportunity to comment on or to inquire about the affairs of the Corporation that may be of interest to shareowners generally.

If you plan to attend the meeting, please request an admittance card in one of the ways described in the box on the last page of the proxy statement.

We sincerely hope that as many shareowners as can conveniently attend will do so.

Sincerely yours,

/s/ Don H. Davis, Jr.
Don H. Davis, Jr.

Chairman of the Board and Chief Executive Officer

                       ROCKWELL INTERNATIONAL CORPORATION
                  _____________________________________________
             777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                  Notice of 2001 Annual Meeting of Shareowners

TO THE SHAREOWNERS OF
ROCKWELL INTERNATIONAL CORPORATION:

     NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Shareowners of Rockwell International Corporation will be held in The Grand Ballroom at The Pfister Hotel, 424 East Wisconsin Avenue, Milwaukee, Wisconsin, on Wednesday, February 7, 2001, at 10 a.m. (Central Standard Time) for the following purposes:

     (a) to elect four members of the Board of Directors of the Corporation with terms expiring at the Annual Meeting in 2004;

     (b) to consider and vote on a proposal to approve the selection by the Board of Directors of the firm of Deloitte & Touche LLP as auditors of the Corporation; and

     (c) to transact such other business as may properly come before the meeting.

     Only shareowners of record at the close of business on December 11, 2000, will be entitled to notice of, and to vote at, the meeting.

By order of the Board of Directors.

/s/ William J. Calise, Jr.
William J. Calise, Jr.
Secretary

December 29, 2000

 NOTE: THE BOARD OF DIRECTORS SOLICITS VOTES BY THE EXECUTION AND PROMPT RETURN
                                     OF THE
      ACCOMPANYING PROXY IN THE ENCLOSED RETURN ENVELOPE OR BY USE OF THE
             CORPORATION'S TELEPHONE OR INTERNET VOTING PROCEDURES.

                                Proxy Statement

     The 2001 Annual Meeting of Shareowners of Rockwell International Corporation will be held on February 7, 2001, for the purposes set forth in the accompanying Notice of 2001 Annual Meeting of Shareowners. This statement and the accompanying proxy, which are first being sent to shareowners on or about December 29, 2000, are furnished in connection with the solicitation by the Board of Directors of proxies to be used at the meeting and at any adjournment thereof. If a shareowner duly executes and returns a proxy in the accompanying form or uses the Corporation's telephone or internet voting procedures to authorize the named proxies to vote the shareowner's shares, those shares will be voted as specified, and if no specification is made, the shares will be voted in accordance with the recommendations of the Board of Directors. The proxy and any votes cast using the Corporation's telephone or internet voting procedures may be revoked prior to exercise by delivering written notice of revocation to the Secretary of the Corporation, by executing a later dated proxy, by casting a later vote using the telephone or internet voting procedures or by attending the meeting and voting in person.

     The Corporation, which was incorporated in 1996, is the successor to the former Rockwell International Corporation, which was incorporated in 1928, as the result of a tax-free reorganization completed December 6, 1996. References in this Proxy Statement to the Corporation, Board of Directors and executive officers of the Corporation with respect to periods on or prior to December 6, 1996 shall mean, unless otherwise stated, the predecessor corporation and its Board of Directors and executive officers.

     It is the Corporation's policy to keep confidential proxy cards, ballots and voting tabulations that identify individual shareowners except as may be necessary to meet any applicable legal requirements and, in the case of any contested proxy solicitation, as may be necessary to permit proper parties to verify the propriety of proxies presented by any person and the results of the voting. The judges of election and any employees associated with processing proxy cards or ballots and tabulating the vote are required to acknowledge their responsibility to comply with this policy of confidentiality.

     For shareowners participating in the ChaseMellon Investor Services Program for Rockwell shareowners, the administering bank will vote the shares that it holds for the participant's account only in accordance with the proxy returned by the participant to the Corporation, or in accordance with instructions given pursuant to the Corporation's telephone or internet voting procedures or in accordance with other written instructions.

                               VOTING SECURITIES

     On December 11, 2000, the record date for the meeting, the Corporation had outstanding 182,204,557 shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share held. The following table shows, as of December 11, 2000, except as otherwise indicated, information with respect to the persons known to the Corporation, based on statements filed with the Securities and Exchange Commission (the "Commission") pursuant to Section 13(d) or 13(g) of the Securities Exchange Act or otherwise furnished to the Corporation, to be the beneficial owner of more than 5% of any class of the Corporation's outstanding voting securities.

                                                                                                    Percent
    Title of Class                Name and Address of Beneficial Owner              Shares        of Class(1)
    --------------                ------------------------------------              ------        -----------
Common Stock               Wells Fargo Bank, N.A., as Trustee(2)                 26,981,713(2)       14.8%
                           707 Wilshire Boulevard
                           Los Angeles, CA 90017
Common Stock               Putnam Investments, Inc.(3)                           13,411,736(3)        7.0%
                           One Post Office Square
                           Boston, Massachusetts 02109

---------
(1) The percentages of class owned have been computed in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act.

(2) Shares are held as trustee under the Corporation's savings plans for participating employees and former employees of the Corporation or its predecessor. The trustee will vote the shares held on account of participants in accordance with written instructions from the participants, or instructions from the participants given pursuant to the Corporation's telephone or internet voting procedures, and where no instructions are received, as the trustee deems proper. The trustee has no investment power with respect to the shares held on account of participants unless a tender offer is made for the shares and the participant provides no instructions to the trustee.

(3) This information is based solely on a Schedule 13G dated February 9, 2000 filed with the Commission by Putnam Investment, Inc. ("Putnam"), on behalf of itself, its parent holding company Marsh & McLennan Companies, Inc., and its two wholly owned registered investment advisors, Putnam Investment Management, Inc. ("PIM") and Putnam Advisory Company, Inc. ("PAC"). The reported shares consist of shares beneficially owned by PIM and PAC, which in turn include shares beneficially owned by their clients. PIM is the investment adviser to the Putnam family of mutual funds and PAC is the investment adviser to Putnam's institutional clients. Both subsidiaries have dispository power over the shares as investment managers, but each of the mutual fund's trustees has voting power over the shares held by each fund and PAC has shared voting power over the 763,325 shares held by the institutional clients.

                             ELECTION OF DIRECTORS

     The Corporation's Restated Certificate of Incorporation provides that the Board of Directors shall consist of three classes of directors with overlapping three-year terms. One class of directors is to be elected each year with terms extending to the third succeeding Annual Meeting after election. The Restated Certificate of Incorporation provides that the Board shall maintain the three classes so as to be as nearly equal in number as the then total number of directors permits but that no decrease in the number of directors shall shorten the term of any director. Accordingly, the Board has designated Betty C. Alewine and J. Michael Cook, who were elected by the Board as directors during the year, as members of the class with terms extending to the 2003 Annual Meeting.

     There are four directors whose terms expire at the 2001 Annual Meeting. Mr. Donald R. Beall will retire as a director at the 2001 Annual Meeting. Accordingly, the Board has decreased the number of directors of the Corporation to ten, effective immediately prior to the Annual Meeting, four of whom will be directors in the class with terms extending to the 2004 Annual Meeting, and three of whom will be directors in each of the classes with terms extending to the 2002 and 2003 Annual Meetings and until their successors are elected and qualify.

     It is intended that proxies in the accompanying form properly executed and returned to the Corporation's proxy tabulator or shares properly authorized to be voted in accordance with the Corporation's telephone or internet voting procedures will be voted at the meeting, unless authority to do so is withheld, for the election as directors of the four nominees specified in Nominees for Directors with Terms Expiring in 2004 below, all of whom now serve as directors with terms extending to the 2001 Annual Meeting and until their successors are elected and qualify. If for any reason any of those nominees is not a candidate (which is not expected) when the election occurs, it is expected that proxies in the accompanying form will be voted at the meeting for the election of a substitute nominee or, in lieu thereof, the Board of Directors may reduce the number of directors.

       INFORMATION AS TO NOMINEES FOR DIRECTORS AND CONTINUING DIRECTORS

     There is shown below for each nominee for director and each continuing director, as reported to the Corporation, the name, age and principal occupation; the position, if any, with the Corporation; the period of service as a director of the Corporation (or a predecessor corporation); other directorships held; and the committees of the Board of Directors on which the nominee or continuing director serves.

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               NOMINEES FOR DIRECTORS WITH TERMS EXPIRING IN 2004
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[ARGYROS PHOTO]
                  GEORGE L. ARGYROS          DIRECTOR SINCE 1997          AGE 63

                  Chairman and Chief Executive Officer, Arnel & Affiliates (Diversified Investment Company). Mr. Argyros is a member of the Board Composition and Technology, Environmental and Social Responsibility Committees of the Board. Mr. Argyros has been Chairman and Chief Executive Officer of Arnel & Affiliates since 1968. Currently he is also a General Partner and the principal financial partner of Westar Capital, a private investment company. Mr. Argyros was a co-owner of AirCal from 1981 to 1987 and owner of the Seattle Mariners Baseball Team from 1981 to 1989. From 1990 to 1993, he served on the Board of the Federal Home Loan Mortgage Corporation. Mr. Argyros is a board member of Doskocil Manufacturing Company, Inc., DST Systems, Inc., First American Corporation and The Newhall Land and Farming Company. He also serves as a director, trustee or member of a number of educational and civic organizations.

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[DAVIS PHOTO]
                  DON H. DAVIS, JR.           DIRECTOR SINCE 1995         AGE 61

                  Chairman of the Board and Chief Executive Officer. Mr. Davis is a member of the Executive Committee of the Board. He has been Chairman of the Board since February 1998 and Chief Executive Officer since October 1997. He was President from July 1995 to October 1997. He was named Senior Vice President--Automation of the Corporation in June 1993 and an Executive Vice President and Chief Operating Officer in January 1994. Mr. Davis is a director of Illinois Tool Works Inc., Ingram Micro, Inc. and Sybron International Corporation. He is a member of The Business Council, The Business Roundtable, former Chairman of the Board of Governors of the National Electrical Manufacturers Association and also a director, trustee or member of a number of other business, educational and civic organizations.

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[GRAY PHOTO]
                  WILLIAM H. GRAY, III         DIRECTOR SINCE 1994        AGE 59

                  President and Chief Executive Officer, The College Fund/UNCF (Educational Assistance). Mr. Gray is a member of the Board Composition and Technology, Environmental and Social Responsibility Committees of the Board. He has been President of The College Fund/UNCF since September 1991 and senior minister, Bright Hope Baptist Church in Philadelphia since 1972. He served in Congress from 1979 to 1991, as House Majority Whip, Chair of the Democratic Caucus and the House Budget Committee and on the House Appropriations Committee. In addition, he has taught at St. Peter's College and Temple University. Mr. Gray is a director of Chase Manhattan Corporation, Dell Computer Corporation, Electronic Data Systems Corporation, MBIA, Inc., Pfizer Inc., Prudential Insurance Company of America, Viacom Inc. and Visteon Corporation.

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[McCORMICK PHOTO]
                  WILLIAM T. MCCORMICK, JR.      DIRECTOR SINCE 1989      AGE 56

                  Chairman of the Board and Chief Executive Officer, CMS Energy Corporation (Diversified Energy Company). Mr. McCormick is Chairman of the Board Composition Committee and a member of the Compensation and Management Development and Executive Committees of the Board. He has been Chairman of the Board and Chief Executive Officer of CMS Energy Corporation since November 1985. Before joining CMS, he had been Chairman and Chief Executive Officer of American Natural Resources Company and Executive Vice President and a director of its parent corporation, The Coastal Corporation. Mr. McCormick is a director of Bank One Corporation and Schlumberger Ltd. Among his other activities, he serves as a director of the Edison Electric Institute and the National Petroleum Council.

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                                        5

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                CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2002
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[ROCKWELL PHOTO]
                  BRUCE M. ROCKWELL          DIRECTOR SINCE 1969          AGE 61

                  Vice Chairman, First of Michigan Division of Fahnestock & Co. Inc., member New York Stock Exchange (Investment Banking).
                   Mr. Rockwell is Chairman of the Technology, Environmental and
                  Social Responsibility Committee and a member of the Compensation and Management Development Committee of the Board. He joined First of Michigan Corporation in 1961 and was elected Senior Vice President in 1983, assuming his present position in March 1998 prior to the acquisition of First of Michigan by Fahnestock & Co. He is past chairman of the Municipal Advisory Council of Michigan and past President of the Bond Club of Detroit. He also serves as a board member of a number of civic and community organizations.

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[SHAPIRO PHOTO]
                  ROBERT B. SHAPIRO          DIRECTOR SINCE 1999          AGE 62

                  Chairman, Pharmacia Corporation (Pharmaceuticals and Agricultural Products). Mr. Shapiro is Chairman of the Audit Committee and a member of the Board Composition Committee of the Board. He was Chairman and Chief Executive Officer of Monsanto Company from 1995 until the merger of Monsanto and Pharmacia & Upjohn in March 2000. He previously served as President and Chief Operating Officer of Monsanto from 1993 to 1995; and as Executive Vice President and President of the Agricultural Group of Monsanto from 1990 to 1993. Mr. Shapiro serves on the Board of Directors of Northwestern Memorial Hospital in Chicago. He also is a Trustee of Washington University and a member of The Business Council.

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[TOOT PHOTO]
                  JOSEPH F. TOOT, JR.         DIRECTOR SINCE 1977         AGE 65

                  Retired President and Chief Executive Officer, The Timken Company (Tapered Roller Bearings and Specialty Steel). Mr. Toot is a member of the Compensation and Management Development and Board Composition Committees of the Board. He joined The Timken Company in 1962 and served in various senior executive positions until his election as Executive Vice President in 1973, President in 1979 and Chief Executive Officer in 1992. He retired as President and Chief Executive Officer in December 1997 and then served as Chairman of the Executive Committee -- Board of Directors from July 1998 until April 2000. Mr. Toot has served as a director of Timken since 1968. He is a member of the Supervisory Board of PSA Peugeot Citroen. Mr. Toot has also served as a director, officer, trustee or member of various community, charitable and philanthropic organizations.

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                CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2003
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[ALEWINE PHOTO]
                  BETTY C. ALEWINE           DIRECTOR SINCE 2000          AGE 52

                  Former President and Chief Executive Officer, COMSAT Corporation (Global Satellite Services and Digital Networking Services and Technology). Ms. Alewine is a member of the Audit and Technology, Environmental and Social Responsibility Committees of the Board. She joined COMSAT in 1986 as Vice President of Sales and Marketing, then as the Vice President and General Manager and in 1994 as President of COMSAT International, the Company's largest operating unit. Ms. Alewine was named Chief Executive Officer of COMSAT in July 1996 and served in that position until the merger of COMSAT and Lockheed Martin Corporation in August 2000. Ms. Alewine is a director of the New York Life Insurance Company and The Pittson Company. She also serves as a director or member of a number of civic and educational organizations.
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

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[COOK PHOTO]
                  J. MICHAEL COOK           DIRECTOR SINCE 2000           AGE 58

                  Retired Chairman and Chief Executive Officer, Deloitte & Touche LLP (Professional Services). Mr. Cook is a member of the Board Composition and Technology, Environmental and Social Responsibility Committees of the Board. Mr. Cook served as Chairman and Chief Executive Officer of Deloitte & Touche from 1989 until May 1999. He also served as Chairman of the Deloitte & Touche Foundation and a member of the Board of Deloitte Touche Tohmatsu. Mr. Cook serves as a member of the Board of Overseers of the Columbia Business School. He is a member of the Board of Directors of Dow Chemical, HCA--The Healthcare Company and International Flavor and Fragrances. Mr. Cook is a member of the Advisory Board of the Fidelity Group of Mutual Funds. He also serves as a director or member of a number of other civic and educational organizations.

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[NICHOLS PHOTO]
                  JOHN D. NICHOLS           DIRECTOR SINCE 1988           AGE 70

                  Retired Chairman of the Board and Chief Executive Officer, Illinois Tool Works Inc. (Engineered Components and Industrial Systems and Consumables). Mr. Nichols is Chairman of the Compensation and Management Development Committee and a member of the Audit and Executive Committees of the Board. He joined Illinois Tool Works in 1980 as Executive Vice President and was named President, Chief Operating Officer and a director in 1981 and Chairman in 1986. He served as Chief Executive Officer from 1982 through August 1995. From 1969 through 1979, he was Executive Vice President and Chief Operating Officer of Aerojet-General Corporation. He is a director of Household International, Philip Morris Companies Inc. and Ravenswood Winery, Inc.
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                       BOARD OF DIRECTORS AND COMMITTEES

     The business of the Corporation is managed by or under the direction of the Board of Directors. The Board has established several committees whose principal functions are briefly described below. In the 2000 fiscal year, the Board held seven meetings and acted on two occasions by unanimous written consent in lieu of a meeting. Average attendance by incumbent directors at Board and Committee meetings was 98%, and all of the directors attended 84% or more of the meetings of the Board and the Committees on which they served.

     The Audit Committee is composed of three non-employee directors. It assists the Board in overseeing the integrity of the Corporation's financial statements, its compliance with legal and regulatory requirements and the independence and performance of its internal and external auditors. The specific functions and responsibilities of the Audit Committee are set forth in the Audit Committee Charter, which is attached as Appendix A to this Proxy Statement. The Committee met five times during the 2000 fiscal year.

     The principal functions of the Board Composition Committee are to consider and recommend to the Board qualified candidates for election as directors of the Corporation and periodically to prepare and submit to the Board for adoption the Committee's selection criteria for director nominees. The Committee also annually assesses the performance of the Board of Directors as a whole and of the individual directors and reports thereon to the Board. The Committee, which is composed of six non-employee directors, met three times during the 2000 fiscal year. Shareowners wishing to recommend candidates for consideration by the Committee can do so by writing to the Secretary of the Corporation at its World Headquarters in Milwaukee, Wisconsin, giving the candidate's name, biographical data and qualifications. Any such recommendation must be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director.

     The four members of the Compensation and Management Development Committee are non-employee directors and are ineligible to participate in any of the plans or programs which are administered by the Committee except the Directors Stock Plan. The principal functions of the Compensation and Management Development Committee are to evaluate the performance of the Corporation's senior executives and plans for management succession and development, to consider the design and competitiveness of the Corporation's compensation plans, to review and approve senior executive compensation and to administer the Corporation's incentive, deferred compensation, stock option and long-term incentives plans pursuant to the terms of the respective plans. The Committee met four times and acted on one occasion by unanimous written consent in lieu of a meeting during the 2000 fiscal year.

     The Technology, Environmental and Social Responsibility Committee is composed of six non-employee directors. The Committee reviews and assesses the Corporation's technological activities as well as its policies and practices in the following areas: employee relations, with emphasis on equal employment opportunity and advancement; the protection and enhancement of the environment and energy resources; product integrity and safety; employee health and safety; and community and civic relations including programs for and contributions to health, educational, cultural and other social institutions. The Committee met once during the 2000 fiscal year.

     The Executive Committee, which is composed of the Chairman of the Board and three non-employee directors of the Corporation, has and is empowered to exercise, when the Board of Directors is not in session, all the powers of the Board except certain reserved powers. The powers reserved to the full Board of Directors include (1) fixing the number of directors, (2) filling vacancies in the Board, (3) amending the By-Laws or Certificate of Incorporation, (4) declaring dividends, (5) forming committees of the Board, (6) adopting a merger agreement or (7) recommending to shareowners a sale of all or substantially all the Corporation's assets or its dissolution. The Committee did not meet during fiscal 2000, but acted on one occasion by unanimous written consent in lieu of a meeting.

     During the 2000 fiscal year, non-employee directors of the Corporation received an annual retainer of $60,000, of which $33,000 was paid in cash and $27,000 was paid by delivery of restricted shares of Common Stock, for Board service, together with a retainer for service on each Board committee at the annual rate of $4,000 ($5,000 for Chairmen) for service on the Audit and Compensation and Management Development Committees and $2,000 ($3,000 for Chairmen) for service on each other Board committee. Each non-employee director (other than Ms. Alewine and Mr. Cook) also received a grant of 400 shares of Common Stock immediately after the 2000 Annual Meeting of Shareowners. On the same date, each non-employee director (other than Ms. Alewine and Mr. Cook) received a grant of options under the Directors Stock Plan to purchase 1,000 shares of Common Stock. Ms. Alewine received such grants upon her election to the Board in April 2000. Mr. Cook did not become a director until fiscal 2001. In accordance with the Directors Stock Plan, the options granted to each director to whom an option grant was made are exercisable at $48.50 per share (other than the option granted to Ms. Alewine, which is exercisable at $43.75 per share), the closing market price on the date of grant, and become exercisable in three substantially equal installments on the first, second and third anniversaries of the grant date. The average of retainer fees (including the annual stock grants) paid or deferred to non-employee directors for the 2000 fiscal year was $85,596 (determined by valuing the February and April 2000 stock grants at $48.50 and $43.75 per share, respectively, the closing price on the date the shares were issued). In addition, the stock options granted under the Directors Stock Plan to each director to whom a grant was made had a grant date value of $18.68 and $16.34 per option share, for the February and April 2000 option grants, respectively, based on the number of option shares granted and the Black-Scholes option pricing methodology using the following assumptions and inputs: options exercised after 7 1/2 years, expected stock price volatility and dividend yield of 0.33 and 2.29% and an interest rate of 6.75% and 6.17% for the February and April 2000 grants, respectively, which were the zero coupon 7 1/2 year Treasury bond rates at the dates of grant.

     Under the terms of the directors' deferred compensation plan, a director may elect to defer all or part of the cash payment of retainer fees until such time as shall be specified, with interest on deferred amounts accruing quarterly at 120% of the federal long-term rate set each month by the Secretary of the Treasury. In addition, under the Directors Stock Plan, each director has the opportunity each year to defer all the annual grant of shares and all or any portion of the cash retainers by electing to receive restricted shares valued at the closing price on the New York Stock Exchange--Composite Transactions on the date of the annual grant and the date each retainer payment would otherwise be made in cash.

     The Corporation has an agreement with Mr. Beall providing for his continued availability as an advisor to the Corporation's management from his retirement through March 31, 2001 with compensation at an annual rate of $300,000 for the 2000 fiscal year and for the period from October 1, 2000 through March 31, 2001. In addition, Mr. Beall will continue to be covered under certain medical benefit plans, to have the use of an automobile or an automobile allowance and, subject to availability, the use of the Corporation's aircraft for business travel. He also will be reimbursed for memberships in certain clubs and will have the use of office facilities and secretarial assistance.

     The Corporation and its subsidiaries during the 2000 fiscal year had sales of approximately $1,500,000 in the normal course of business to Monsanto Company, of which Mr. Shapiro was Chairman and Chief Executive Officer. Based on the Corporation's knowledge of prevailing market conditions and prices for the goods and services involved, the Corporation believes that such transactions were on terms as favorable to the Corporation as those which might have been obtained from entities with which a director of the Corporation was not associated.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of the New York Stock Exchange, has furnished the following report:

     The Audit Committee assists the Board in overseeing and monitoring the integrity of the Corporation's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board, which is attached as Appendix A to this Proxy Statement. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval.

     The Audit Committee is responsible for overseeing the Corporation's overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2000, the Audit Committee:

     - Reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2000 with management and Deloitte & Touche LLP ("D&T"), the Corporation's independent auditors;

     - Discussed with D&T the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

     - Received written disclosures and the letter from D&T regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee discussed with D&T their independence.

     The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Committee determined appropriate.

     Based on the Audit Committee's review of the audited financial statements and discussions with management and D&T, the Audit Committee recommended to the Board that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended September 30, 2000 for filing with the Securities and Exchange Commission.

                                Audit Committee
                          Robert B. Shapiro, Chairman
                                Betty C. Alewine
                                John D. Nichols

                  OWNERSHIP BY MANAGEMENT OF EQUITY SECURITIES

     The following table shows the beneficial ownership, reported to the Corporation as of December 1, 2000, of the Corporation's Common Stock, including shares as to which a right to acquire ownership within 60 days exists (for example, through the exercise of stock options, conversions of securities or through various trust arrangements) within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act, of each director, each nominee for director, each executive officer listed in the table on page 11 and, as a group, of such persons and other executive officers.

                                                                    Beneficial Ownership on
                                                                       December 1, 2000
                                                              -----------------------------------
                                                                                       Percent of
                            Name                              Shares(1)                 Class(2)
                            ----                              ---------                 --------
Betty C. Alewine............................................      1,686(3)                 --
George L. Argyros...........................................     17,405(3,5)               --
Donald R. Beall.............................................  1,261,183(3,4,5,6)           --
J. Michael Cook.............................................        722(3)                 --
Don H. Davis, Jr............................................  1,118,788(4,5,7)             --
William H. Gray, III........................................      8,013(3,5)               --
William T. McCormick, Jr....................................     13,570(3,5)               --
John D. Nichols.............................................     22,523(3,5)               --
Bruce M. Rockwell...........................................     42,882(3,5)               --
Robert B. Shapiro...........................................     12,551(3,5)               --
Joseph F. Toot, Jr..........................................     22,431(3,5)               --
W. Michael Barnes...........................................    701,393(3,4,5)             --
William J. Calise, Jr.......................................    321,828(3,4,5)             --
Clayton M. Jones............................................    128,066(4,5)               --
Keith D. Nosbusch...........................................     79,533(4,5)               --
All of the above and other executive officers as a group (28
  persons)..................................................  4,527,145(4,5)              2.4%

---------

(1) Each person has sole voting and investment power with respect to the shares listed unless otherwise indicated.

(2) The shares owned by each person, and by the group, and the shares included in the number of shares outstanding have been adjusted, and the percentage of shares owned (where such percentage exceeds 1%) has been computed, in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act.

(3) Includes 1,211, 5,251, 2,673, 622, 2,946, 2,618, 6,737, 1,818, 2,218 and
    3,018 shares granted as restricted stock under the Directors Stock Plan or otherwise as compensation for services as directors for Ms. Alewine and Messrs. Argyros, Beall, Cook, Gray, McCormick, Nichols, Rockwell, Shapiro, and Toot, respectively, and 9,000 shares granted as restricted stock under the 1995 Long-Term Incentives Plan to each of Messrs. Barnes and Calise.

(4) Includes shares held under the Corporation's savings plan as of November 30, 2000. Does not include 13,020, 3,754, 2,007, 1,788, 809 and 27,706 share equivalents for Messrs. Davis, Barnes, Calise, Jones, Nosbusch and the group, respectively, held under the Corporation's supplemental savings plan as of November 30, 2000.

(5) Includes shares which may be acquired upon the exercise of outstanding stock options within 60 days as follows: 1,854, 1,078,651, 1,039,914, 3,352,
    3,352, 13,073, 3,352, 333, 8,213, 619,851, 300,405, 108,987, 61,888 and
    3,930,196 for Messrs. Argyros, Beall, Davis, Gray, McCormick, Nichols, Rockwell, Shapiro, Toot, Barnes, Calise, Jones, Nosbusch and the group, respectively. Does not include 288,209, 55,450 and 30,000 shares which may be acquired on exercise of outstanding options granted to Messrs. Beall, Davis and Barnes, respectively, that have been assigned to or for the benefit of family members and are not attributable to them pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act.

(6) Includes shares, as to which beneficial ownership is disclaimed, as follows:
    20,154 shares held for the benefit of family members and 10,000 shares owned by The Beall Family Foundation, of which Mr. Beall is President and a director.

(7) Includes 14,166 shares granted as restricted stock in partial payment of a bonus for fiscal year 1995 and a long-term incentive payment earned for a three-year performance period ended September 30, 1995 and 7,792 and 17,500 shares granted as restricted stock in partial payments of bonuses for fiscal years 1997 and 1999, respectively.

                             EXECUTIVE COMPENSATION

     There is shown below information concerning the annual and long-term compensation for services in all capacities to the Corporation for the fiscal years ended September 30, 2000, 1999 and 1998, of those persons who were (i) the chief executive officer at any time during fiscal 2000, (ii) the other four most highly compensated executive officers of the Corporation at September 30, 2000 and (iii) any other persons who were executive officers at any time during fiscal 2000 and would have been included under clause (ii) if they had remained executive officers at September 30, 2000 (the Named Officers):

                           SUMMARY COMPENSATION TABLE

                                                                                                                      All Other
                                         Annual Compensation                      Long-Term Compensation           Compensation(1)
                             -------------------------------------------   -------------------------------------   ---------------
                                                                                    Awards             Payouts
                                                                           ------------------------    -------
                                                                           Restricted
                                                               Other         Stock         Stock      Long-Term
                                                               Annual        Awards       Options     Incentive
Name and Principal Position  Year   Salary     Bonus(2)     Compensation    (Shares)    (Shares)(3)   Payouts(4)
---------------------------  ----   ------     --------     ------------    --------    -----------   ----------
Don H. Davis, Jr. ...        2000  $900,000   $1,300,000      $30,179           --        330,000            -0-           -0-
 Chairman of the             1999   775,000    1,750,000(6)    25,847           --        396,461            -0-      $398,210
 Board & Chief               1998   775,000          -0-       21,502           --        200,000            -0-           -0-
 Executive Officer(5)

W. Michael Barnes....        2000   490,000      450,000       37,805           --        115,500            -0-           -0-
 Senior Vice President,      1999   462,500      550,000       46,498        5,000        138,760            -0-       154,150
 Finance & Planning          1998   440,000          -0-       25,369           --         70,000            -0-           -0-
 & Chief Financial Officer

William J. Calise, Jr. ...   2000   407,917      325,000       42,260           --         82,500            -0-           -0-
 Senior Vice President,      1999   385,000      400,000       42,467        5,000         99,114            -0-        65,224
 General Counsel and         1998   364,167          -0-       46,296           --         50,000            -0-        13,623
 Secretary

Clayton M. Jones.....        2000   350,000      300,000       32,450           --         90,000     $  559,924         2,693
 Senior Vice President       1999   292,500      375,000       43,324           --         72,083      1,202,787        55,089
 and President, Rockwell     1998   248,750      180,000       14,456           --            -0-        347,902         8,091
 Collins(7)

Keith D. Nosbusch....        2000   350,000      200,000       73,101           --         90,000        107,901        20,342
 Senior Vice President       1999   290,722      275,000       25,274           --         67,218            -0-        24,451
 and President,              1998   210,808      100,000        8,946           --            -0-        206,981         5,581
 Rockwell Automation
 Control Systems(8)

---------

  (1) Amounts contributed or accrued for fiscal years 2000 and 1999 for the Named Officers, and for fiscal year 1998 for the Named Officers other than Mr. Nosbusch, under the Corporation's Savings Plan and the related supplemental savings plan; amounts contributed or accrued for Mr. Nosbusch under Allen-Bradley's Employee Savings Plan for Salaried Employees and the related supplemental savings plan for fiscal years 1998 and part of 1999; and amounts contributed or accrued for Mr. Barnes under the Corporation's Deferred Compensation Plan for fiscal year 2000. For fiscal year 1999, the amounts are principally attributable to accruals under the supplemental plans in respect of investment gains. For fiscal year 2000, contributions or accruals under the supplemental plans and Deferred Compensation Plan were offset by investment losses.

  (2) Amounts awarded, even if deferred, under the Annual Incentive Compensation Plan for Senior Executive Officers for Messrs. Davis, Barnes, Calise, Jones and Nosbusch for fiscal years 2000 and 1999; and out of general corporate funds for Messrs. Jones and Nosbusch for fiscal year 1998.

  (3) Shares reflect anti-dilution adjustments made December 31, 1998 to preserve the intrinsic value of options for shares of Common Stock of the Corporation following the pro-rata distribution of shares of Conexant Systems, Inc. Does not include options for shares of Conexant Systems, Inc. issued in connection with anti-dilution adjustments made December 31, 1998 to options for the Corporation's Common Stock granted prior to September 1, 1998.

  (4) Cash and market value of Common Stock paid in respect of performance units granted under business unit long-term incentive plans for the three-year performance periods ended September 30, 2000, 1999 and 1998 for Mr. Jones and September 30, 2000 and 1998 for Mr. Nosbusch.

  (5) President & Chief Executive Officer from October 1997 to February 1998.

  (6) Mr. Davis's bonus for 1999 was paid in part by delivery of 17,500 shares of restricted Common Stock, valued at the closing price on the New York Stock Exchange--Composite Transactions on December 1, 1999, the date of the bonus award ($50.00).

  (7) Executive Vice President, Rockwell Collins from November 1996 through January 1999.

  (8) Senior Vice President -- Automation Control and Information Group of Rockwell Automation before November 1998.

                                 OPTION GRANTS

     Shown below is further information on grants to the Named Officers of stock options pursuant to the 1995 Long-Term Incentives Plan during the fiscal year ended September 30, 2000, which are reflected in the Summary Compensation Table on page 11. No stock appreciation rights were granted during fiscal 2000.

                                                                                                           Grant Date
                                          Individual Grants                                                   Value
-----------------------------------------------------------------------------------------------------      ----------
                                           Number of
                                           Securities   Percentage of
                                           Underlying   Total Options
                                            Options       Granted to       Exercise or
                                            Granted      Employees in      Base Price      Expiration      Grant Date
                  Name                      (Shares)     Fiscal 2000       (Per Share)        Date      Present Value(1)
                  ----                      --------     -----------       -----------     ----------   ----------------
Don H. Davis, Jr.........................   220,000(2)       6.39%           $52.50         10/4/09        $4,338,400
                                            110,000(3)       3.19%            52.50         10/4/09         2,169,200
W. Michael Barnes........................    77,000(2)       2.23%            52.50         10/4/09         1,518,440
                                             38,500(3)       1.12%            52.50         10/4/09           759,220
William J. Calise, Jr....................    55,000(2)       1.60%            52.50         10/4/09         1,084,600
                                             27,500(3)       0.80%            52.50         10/4/09           542,300
Clayton M. Jones.........................    60,000(2)       1.74%            52.50         10/4/09         1,183,200
                                             30,000(3)       0.87%            52.50         10/4/09           591,600
Keith D. Nosbusch........................    60,000(2)       1.74%            52.50         10/4/09         1,183,200
                                             30,000(3)       0.87%            52.50         10/4/09           591,600

---------

(1) Valued under the Black-Scholes option pricing model which produces a per option share value of $19.72 for the October 4, 1999 grant, using the following assumptions and inputs: options exercised after 7 1/2 years, expected stock price volatility and dividend yield of 0.33 and 2.29%, respectively, and an interest rate of 6.27%, which was the zero coupon
    7 1/2-year Treasury bond rate at the date of grant. The actual value, if any, the executive officer may realize from these options will depend solely on the gain in stock price over the exercise price when the options are exercised.

(2) Granted on October 4, 1999 and exercisable in three substantially equal installments beginning October 4, 2000.

(3) Granted on October 4, 1999 and exercisable when the closing market price reaches at least 150% of the grant date closing market price on 20 consecutive trading days, or, if earlier, on October 4, 2006.

     The Black-Scholes option pricing methodology, on which the present value of the stock options granted to the Named Officers is based, attempts to portray the value of an option at the date of grant. While the options have no value if the stock price does not increase, were the $19.72 present value of the possible future gains on the options granted October 4, 1999 used to derive a future stock price at the end of the 7 1/2-year period when it is assumed the options would be exercised, the shareowners of the approximately 191 million shares outstanding on the grant date of those options (assuming that number of shares remains outstanding) would realize aggregate appreciation of approximately $6 billion compared to aggregate appreciation on the options for the Named Officers of approximately $22 million (assuming that they hold their options or the shares acquired on exercise thereof for the whole 7 1/2-year period).

             AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END VALUES

     Shown below is information with respect to (i) exercises by the Named Officers during fiscal 2000 of options to purchase the Corporation's Common Stock granted under the 1995 Long-Term Incentives Plan or the 1988 Long-Term Incentives Plan and (ii) the unexercised options to purchase the Corporation's Common Stock granted to the Named Officers in fiscal 2000 and prior years under either of those plans and held by them at September 30, 2000.

                                                                 Number of Unexercised
                                                                    Options Held At
                                   Shares                        September 30, 2000(1)
                                  Acquired         Value      ---------------------------
            Name               on Exercise(1)   Realized(1)   Exercisable   Unexercisable
            ----               --------------   -----------   -----------   -------------
Don H. Davis, Jr.............     --              $ --          811,812(3)     572,871(4)
W. Michael Barnes............     --                --          540,016(3)     200,504(4)
William J. Calise, Jr........     --                --          243,381        143,216
Clayton M. Jones.............      3,644           106,302       72,969        122,036
Keith D. Nosbusch............     --                --          119,875        119,875

                                   Value of Unexercised
                               In-the-Money Options Held At
                                 September 30, 2000(1)(2)
                               -----------------------------
            Name               Exercisable    Unexercisable
            ----               -----------    -------------
Don H. Davis, Jr.............   $2,082,880(3)    $528,506(4)
W. Michael Barnes............    2,291,261(3)     184,976(4)
William J. Calise, Jr........      468,024        132,124
Clayton M. Jones.............      376,815         96,089
Keith D. Nosbusch............       20,779         41,560

---------

(1) Does not include options or shares acquired on exercise of options for shares of Conexant Systems, Inc. issued in connection with anti-dilution adjustments made December 31, 1998 to options for the Corporation's Common Stock granted prior to September 1, 1998, upon the pro-rata distribution of shares of Conexant Systems, Inc.

(2) Based on the closing price on the New York Stock Exchange--Composite Transactions of the Corporation's Common Stock on September 29, 2000 ($30.3125).

(3) Excludes 45,448 exercisable options with a value of $150,304 granted to Mr. Davis and 19,998 exercisable options with no value because the exercise price was greater than the value of the options on that date granted to Mr. Barnes that have been assigned to or for the benefit of family members and are not attributable to them pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act.

(4) Excludes 10,002 unexercisable options with no value because the exercise price was greater than the value of the options on that date granted to each of Mr. Davis and Mr. Barnes that have been assigned to family members and that are not attributable to them pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation and Management Development Committee of the Board of Directors, which consists entirely of non-employee directors, has furnished the following report on executive compensation:

COMPENSATION PHILOSOPHY

     Under the Committee's supervision, the Corporation has developed and implemented compensation policies, plans and programs intended to "pay for performance." The Committee sets base salaries generally somewhat below the median of other major U.S. industrial companies, and provides opportunity for above-median compensation through the Corporation's annual and long-term incentive plans which depend heavily on corporate, business unit and individual performance. The Committee considers the total compensation (earned or potentially available) of each of the Named Officers and the other senior executives in establishing each element of compensation. In its review the Committee considers the following: (1) industry, peer group and national surveys of other major U.S. industrial companies; (2) reports of the independent compensation consultants who advise the Committee on the Corporation's compensation programs in comparison with those of other companies which the consultants believe compete with the Corporation for executive talent; and (3) performance judgments as to the past and expected future contributions of the individual senior executives.

EMPLOYEE STOCK OWNERSHIP

     The Committee believes the focus on "pay for performance" is sharpened by aligning closely the financial interests of the Corporation's key executives with those of the shareowners. Accordingly, it has set the following minimum Ownership Guidelines (multiple of base salary):

                                                  Common Stock
                                                  Market Value
                                                  ------------
- Chief Executive Officer                              5
- Major Business Unit Heads and Senior Vice
  Presidents                                           3
- Other Business Unit Heads and other senior
  executives                                          1.5

     Only shares owned directly (including restricted shares) or through the Corporation's savings plans, but not shares subject to unexercised stock options, are considered for determining whether an executive meets the Guidelines. At September 30, 2000, the 29 executives subject to the Guidelines owned an aggregate of 405,434 shares (including share equivalents under the Corporation's supplemental savings plans) of the Corporation's Common Stock, with an aggregate market value of $16.7 million at November 30, 2000. The ownership by 14% of the executives meets the Guidelines. All of the executives who do not meet the Guidelines had received a significant promotion or had been hired within the past eight years and thus were within the transition period for meeting the Guidelines.

COMPONENTS OF COMPENSATION

     - BASE SALARY--The Committee reviewed and approved the Chief Executive Officer's base salary and an annual salary plan for the Corporation's other senior executives near the beginning of the 2000 fiscal year.

     - ANNUAL INCENTIVES--In the early part of each fiscal year, the Committee reviews with the Chief Executive Officer the Corporate Goals and Objectives. These include measurable financial return and shareowner value creation objectives as well as long-term leadership goals that in part require more subjective assessments. After the end of the year, the Committee evaluates the Corporation's performance and considers the results together with the contributions made by and the levels of responsibility of the individual executives in awarding annual incentive compensation. The incentive compensation for executives responsible for the management of business units is largely determined by the extent to which the respective business unit achieves goals established at the beginning of each year tailored to the particular business unit.

     The following table shows the Corporation's performance against its principal 2000 financial goals:

                    Performance Measure                            Goal       Performance Achieved
                    -------------------                       --------------  --------------------
Revenue growth..............................................        5%                1.5%
Operating margins (1).......................................    15% - 17%            15.5%
Earnings per share..........................................      $3.30              $3.35
Free cash flow (2)..........................................  >$450 million       $659 million
Return on equity (3)........................................       >25%              24.5%

---------

  (1) Calculated using segment operating earnings which exclude income taxes, interest expense, costs related to corporate offices, nonrecurring special charges, gains and losses from the disposition of businesses, earnings and losses from equity affiliates, amortization of goodwill and purchased research and development charges.

  (2) Free cash flow is an internal performance measure defined as cash provided by operating activities, including proceeds from dispositions of property, plant and equipment, and reduced by capital expenditures.

  (3) Calculated using income from continuing operations before accounting change divided by average shareowners equity.

     - LONG-TERM INCENTIVES--The Corporation's 2000 Long-Term Incentives Plan provides the flexibility to grant long-term incentives in a variety of forms, including performance units, stock options, stock appreciation rights and restricted stock. Annually, the Committee evaluates the type of long-term incentive it believes is most likely to achieve the Corporation's total compensation objectives.

     Through 1998, long-term incentives for senior and middle-management corporate staff executives were provided through stock option grants, and long-term incentives for key executives in the Corporation's businesses were provided through business unit performance plans, with the business unit presidents receiving their long-term incentive opportunities one-half through stock option grants and one-half through grants under the respective performance plan. The business unit performance plans were based on performance over a three-year performance period, the last of which covers the period from October 1, 1997 through September 30, 2000.

     Beginning with grants made for fiscal 1999, long-term incentives for all senior and middle-management executives have been provided solely through stock option grants, and those grants have been made near the beginning of the fiscal year. The Committee believes that stock option grants better meet the objectives of the long-term incentive plans, including particularly the alignment of management's interests with those of the shareowners. To enhance that link, the Committee determined that one-third of the options granted in 1999 and 2000 to the Named Officers and other senior executives would be in the form of performance vesting options which do not become exercisable for seven years unless there is a sustained 50% appreciation in share price.

     - COMPENSATION DEDUCTIBILITY--Under Internal Revenue Code Section 162(m), a publicly held company may not deduct in any taxable year compensation in excess of one million dollars paid in that year to its Named Officers unless the compensation is "performance based." Grants of stock options and awards under the Annual Incentive Compensation Plan for Senior Executive Officers are considered "performance based" compensation. Since the Committee retains discretion with respect to base salaries, other annual incentive compensation awards and awards under the business unit long-term incentive plans, those elements would not qualify as "performance based" compensation for these purposes. During fiscal 2000, none of the Named Officers received compensation that is not deductible under this provision.

COMPENSATION OF THE CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

     Effective October 1, 1999, the Committee increased Mr. Davis's base salary, which had been in effect since October 1997, from $775,000 to $900,000. His total annual cash compensation continues to be substantially dependent on annual incentive compensation tied to the Committee's assessment of his and the Corporation's performance.

     In determining Mr. Davis's annual incentive compensation for 2000, the Committee concluded that in 2000 the Corporation had performed well under his leadership, approximating or exceeding all but one of its financial goals in spite of softness in the market for capital goods. The Committee compared this performance to the outstanding performance in fiscal 1999 and awarded Mr. Davis $1,300,000 in incentive compensation, which is a 26% reduction from the incentive compensation awarded in fiscal 1999.

     At the beginning of fiscal 2000, the Committee granted Mr. Davis the same number of options as it granted for fiscal 1999. The Committee considered information on Mr. Davis's total compensation and historical information regarding his long-term compensation opportunities, as well as Mr. Davis's past and expected future contributions to the Corporation's achievement of its long-term performance goals.

     The Board in Executive Session (when Mr. Davis was not present), as provided in the Corporation's Corporate Governance Guidelines, received and discussed the Committee's evaluation of the Corporation's and Mr. Davis's performance in the 2000 fiscal year.

               Compensation and Management Development Committee

      John D. Nichols, Chairman                     Bruce M. Rockwell
      William T. McCormick, Jr.                     Joseph F. Toot, Jr.

                   SHAREOWNER RETURN PERFORMANCE PRESENTATION

     Set forth below is a line graph comparing the cumulative total shareowner return on the Corporation's Common Stock against the cumulative total return of the S&P Composite-500 Stock Index and the S&P Electrical Equipment Index for the period of five fiscal years which commenced October 1, 1995 and ended September 30, 2000, assuming in each case a fixed investment of $100 at the respective closing prices on September 30, 1995, reinvestment of all cash dividends and retention of all stock exchanges and distributions.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

        ROCKWELL COMPOSITE, S&P COMPOSITE-500 & S&P ELECTRICAL EQUIPMENT

                                                                               S&P COMPOSITE - 500
                                                   ROCKWELL COMPOSITE                 INDEX             S&P ELECTRICAL EQUIPMENT
                                                   ------------------          -------------------      ------------------------
1995                                                     100.00                      100.00                      100.00
1996                                                     121.83                      120.33                      142.83
1997                                                     149.19                      169.00                      207.31
1998                                                      99.07                      184.29                      233.02
1999                                                     226.20                      235.53                      349.04
2000                                                     186.61                      266.82                      487.87

THE CUMULATIVE TOTAL RETURNS ON ROCKWELL COMMON STOCK AND EACH INDEX AS OF EACH SEPTEMBER 30, 1995-2000 PLOTTED IN THE ABOVE GRAPH ARE AS FOLLOWS:

                                           1995      1996      1997      1998       1999      2000
                                           ----      ----      ----      ----       ----      ----
 Rockwell Composite*....................  $100.00   $121.83   $149.19   $ 99.07    $226.20   $186.61
 S&P Composite-500......................   100.00    120.33    169.00    184.29     235.53    266.82
 S&P Electrical Equipment...............   100.00    142.83    207.31    233.02     349.04    487.87
 Closing market price at fiscal year
   end..................................    47.25     56.38     67.82**   44.15**    99.36**   81.27**
 Dividends per common share during
   fiscal year ended September 30.......     1.08      1.16      1.20***    1.21***    1.21***    1.23***

---------

  * Includes the value of 0.084 share of Boeing common stock which was received on December 6, 1996 (adjusted for the 2 for 1 Boeing stock split on June 6,
    1997) for each Rockwell share then owned, and dividends thereon. Also includes the value of 0.25 share of ArvinMeritor (0.333 share of Meritor prior to July 7, 2000) common stock which was received on September 30, 1997 for each Rockwell share then owned, and dividends thereon. Additionally, includes the value of 1.0 share of Conexant common stock (adjusted for Conexant's 2 for 1 stock split on October 29, 1999) which was received on January 4, 1999 for each Rockwell share then owned.

 ** Includes for fiscal 1997 and 1998 the value of 0.084 share of Boeing common stock and the value of 0.333 share of Meritor common stock; for fiscal 1999 the value of 0.084 share of Boeing common stock, the value of 0.333 share of Meritor common stock, and the value of 0.5 share of Conexant common stock; and for fiscal 2000 the value of 0.084 share of Boeing common stock, the value of 0.25 share of ArvinMeritor common stock, and the value of 1 share of Conexant common stock.

*** Includes dividends earned on 0.042 share (0.084 share after June 6, 1997) of Boeing common stock and dividends earned on 0.333 share of Meritor common stock (until July 7, 2000) and 0.25 share of ArvinMeritor stock (after July 7, 2000).

                                RETIREMENT PLANS

     The following table shows the estimated annual retirement benefits payable on a straight life annuity basis to participating employees, including officers, in the earnings and years of service classifications indicated, under the Corporation's retirement plans which cover most officers and other salaried employees on a non-contributory basis. Such benefits reflect a reduction to recognize in part the Corporation's cost of Social Security benefits related to service for the Corporation. The Corporation's plans also provide for the payment of benefits to an employee's surviving spouse or other beneficiary.

     Average                              Estimated Annual Retirement Benefits for Years of Service Indicated
      Annual                -----------------------------------------------------------------------------------------------
     Earnings               5 Years    10 Years   15 Years    20 Years     25 Years     30 Years     35 Years     40 Years
     --------               -------    --------   --------    --------     --------     --------     --------     --------
    $  500,000   .........  $ 65,850   $131,753   $197,603   $  209,664   $  221,725   $  233,786   $  245,848   $  245,848
     1,000,000   .........   132,500    265,103    397,603      422,164      446,725      471,286      495,848      495,848
     1,500,000   .........   199,150    398,453    597,603      634,664      671,725      708,786      745,848      745,848
     2,000,000   .........   265,800    531,803    797,603      847,164      896,725      946,286      995,848      995,848
     2,500,000   .........   332,450    665,193    997,603    1,059,664    1,121,725    1,183,786    1,245,848    1,245,848

     Covered compensation includes salary and annual bonus. The calculation of retirement benefits under the plans generally is based upon average earnings for the highest five years of the ten years preceding retirement.

     The credited years of service for Messrs. Davis, Barnes, Calise, Jones and Nosbusch are 38, 32, 6, 21 and 27, respectively.

     Sections 401(a)(17) and 415 of the Internal Revenue Code of 1986, as amended, limit the annual benefits which may be paid from a tax-qualified retirement plan. As permitted by the Employee Retirement Income Security Act of 1974, the Corporation has a nonqualified supplemental plan which authorizes the payment out of general funds of the Corporation of any benefits calculated under provisions of the applicable retirement plan which may be above the limits under these sections.

                             SELECTION OF AUDITORS

     The directors of the Corporation have selected the firm of Deloitte & Touche LLP as the auditors of the Corporation subject to the approval of the shareowners. D&T, and its predecessors, have acted for the Corporation as auditors since 1934.

     Before the Audit Committee recommended to the full Board the appointment of D&T, it carefully considered the qualifications of that firm, including their performance in prior years and their reputation for integrity and for competence in the fields of accounting and auditing. Representatives of D&T are expected to be present at the meeting to respond to appropriate questions and to make a statement if they desire to do so.

                                 VOTE REQUIRED

     The four nominees for election as directors to serve until the 2004 Annual Meeting of Shareowners who receive the greatest number of votes cast for the election of directors at the meeting by the holders of the Corporation's Common Stock entitled to vote at the meeting, a quorum being present, shall become directors at the conclusion of the tabulation of votes. An affirmative vote of the holders of a majority of the voting power of the Corporation's Common Stock present in person or represented by proxy and entitled to vote at the meeting, a quorum being present, is necessary to approve the action proposed in item (b) of the accompanying Notice of 2001 Annual Meeting of Shareowners.

     Under Delaware law and the Corporation's Restated Certificate of Incorporation and By-Laws, the aggregate number of votes entitled to be cast by all shareowners present in person or represented by proxy at the meeting, whether those shareowners vote "for", "against" or abstain from voting (including broker non-votes), will be counted for purposes of determining the minimum number of affirmative votes required for approval of item (b) and the total number of votes cast "for" those matters will be counted for purposes of determining whether sufficient affirmative votes have been cast. The shares of a shareowner who abstains from voting on a matter or whose shares are not voted by reason of a broker non-vote on a particular matter will be counted for purposes of determining whether a quorum is present at the meeting so long as the shareowner is present in person or represented by proxy. An abstention from voting or a broker non-vote on a matter by a shareowner present in person or represented by proxy at the meeting has no effect in the election of directors (assuming a quorum is present) and has the same legal effect as a vote "against" any other matter even though the shareowner or interested parties analyzing the results of the voting may interpret such a vote differently.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters which may be presented at the meeting. The Corporation's By-Laws required notice by November 4, 2000 for any matter to be brought before the meeting by a shareowner. In the event of a vote on any matters other than those referred to in items (a) and (b) of the accompanying Notice of 2001 Annual Meeting of Shareowners, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies. The Corporation contemplates sending to all shareowners after the meeting a report of the action taken at the meeting.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act requires the Corporation's officers and directors, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent shareowners are required by SEC regulation to furnish the Corporation with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Corporation's review of the copies of such forms it has received and written representations from certain reporting persons confirming that they were not required to file Forms 5 for specified fiscal years, the Corporation believes that all its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 2000.

                                 ANNUAL REPORTS

     The Corporation's Annual Report to Shareowners, including the Annual Report on Form 10-K and financial statements, for the fiscal year ended September 30, 2000, has been mailed to shareowners in advance of this Proxy Statement.

                SHAREOWNER PROPOSALS FOR ANNUAL MEETING IN 2002

     To be eligible for inclusion in the Corporation's proxy statement, shareowner proposals for the 2002 Annual Meeting of Shareowners must be received on or before August 29, 2001 at the Office of the Secretary at the Corporation's World Headquarters, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. In addition, the Corporation's By-Laws require a shareowner desiring to propose any matter for consideration of the shareowners at the 2002 Annual Meeting of Shareowners to notify the Corporation's Secretary in writing at the address listed in the preceding sentence on or after October 10, 2001 and on or before November 9, 2001. If the number of directors to be elected to the Board at the 2002 Annual Meeting of Shareowners is increased after October 30, 2001, a shareowner proposal with respect to any new position created by such increase will be considered timely if received by the Corporation's Secretary by November 9, 2001.

                            EXPENSES OF SOLICITATION

     The cost of the solicitation of proxies will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited personally, or by telephone, facsimile or e-mail, by a few regular employees of the Corporation without additional compensation. The Corporation does not expect to pay any compensation for the solicitation of proxies but will reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses for sending proxy material to principals and obtaining their proxies.

                                                               December 29, 2000

                                                                      APPENDIX A

                       ROCKWELL INTERNATIONAL CORPORATION

                            AUDIT COMMITTEE CHARTER

     The Audit Committee has been constituted by the Board to assist the Board in overseeing (1) the integrity of the financial statements of the Corporation,
(2) the compliance by the Corporation with legal and regulatory requirements and
(3) the independence and performance of the Corporation's internal and external auditors.

     The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange. The members of the Audit Committee shall be appointed by the Board.

     The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     The Audit Committee shall make regular reports to the Board.

     The Audit Committee shall:

       1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

       2. Review the annual audited financial statements with management and the independent auditors, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Corporation's financial statements.

       3. Recommend to the Board of Directors the annual audited financial statements be included in the Corporation's Annual Report on Form 10-K.

       4. Review with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Corporation's financial statements.

       5. Review by the Chairman of the Committee (or another member of the Committee designated by the Chairman) with management and the independent auditors the Corporation's quarterly financial statements prior to the filing of the Quarterly Report on Form 10-Q.

       6. Meet periodically to review with management and the independent auditors their views on the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures.

       7. Review major changes to the Corporation's auditing and accounting principles and practices.

       8. Evaluate the performance of the independent auditors and recommend to the Board the appointment of the independent auditors, which firm is ultimately accountable to the Audit Committee and Board.

       9. Approve the fees to be paid to the independent auditors.

      10. Receive periodic reports from the independent auditors regarding the auditors' independence, discuss such reports with the auditors, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditors.

      11. Meet with the independent auditors to review and approve the scope of the audit.

      12. Obtain from the independent auditors assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

      13. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No.61 relating to the conduct of the audit.

      14. Review with the independent auditors any significant problems or difficulties the auditors may have encountered and any management letter provided by the auditors and the Corporation's response to that letter. Such review should include any significant difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

      15. Review the appointment of and periodically review the performance of the General Auditor.

      16. Review with the Corporation's General Auditor:

          (a) the internal audit department responsibilities, budget and staffing;

          (b) the scope of the annual internal audit plan;

          (c) any comments the General Auditor may have on major issues related to the internal audit activities or restrictions, if any, imposed on them; and

          (d) any significant findings of internal audits and management's responses.

      17. Submit the report required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual meeting proxy statement.

      18. Monitor compliance by the employees of the Corporation and its subsidiary and affiliated entities with the Corporation's standards of business conduct policies.

      19. Review with the Corporation's General Counsel legal matters that may have a material effect on the financial statements, the Corporation's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

      20. Meet regularly with the Corporation's senior executive officers, the Corporation's General Auditor and the independent auditors in separate executive sessions.

      21. Review any other matter brought to its attention within the scope of its duties.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Those duties are the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations and the Corporation's standards of business conduct policies.





If you plan to attend the Annual Meeting of Shareowners TO BE HELD IN MILWAUKEE, WISCONSIN on February 7, 2001, please be sure to request an admittance card by:

- marking the appropriate box on the proxy card and mailing the card using the enclosed envelope;

- indicating your desire to attend the meeting through the Corporation's telephone or internet voting procedure; or

- calling the Corporation's Shareowner Relations line at 414-212-5300.

                                                             Please mark
                                                            your votes as
                                                            indicated in  [X]
                                                             this example




WHERE A VOTE IS NOT SPECIFIED, THE PROXIES WILL VOTE THE SHARES REPRESENTED BY THE PROXY FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL (B) AND WILL VOTE IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS
(A) AND (B).

                               FOR all nominees    WITHHOLD AUTHORITY
(a)  Election of directors:  listed to the right    to vote for all
                             (except as marked      nominees listed
                              to the contrary)       to the right      Nominees: 01 G.L. Argyros, 02 D.H. Davis, Jr.,
                                                                                 03 W.H. Gray, III, 04  W.T. McCormick, Jr.
                                  [  ]                   [  ]          (Instruction: To withhold authority to vote for any
                                                                       individual nominee, write that nominee's name on the
                                                                       space provided below.)


                                                                       ----------------------------------------------------------

                                    FOR    AGAINST   ABSTAIN

(b)  The selection of auditors:     [  ]    [  ]       [  ]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof.

                              Mark here if you plan to attend the meeting.
                                              Please send Admittance Card. [  ]

                By checking the box to the right, I consent to view the    [  ]
                Annual Reports and Proxy Statements electronically via the Internet. I understand that the Corporation may no longer distribute printed materials to me for any future shareowner meetings until my consent is revoked. I understand that I may revoke my consent at any time by giving written notice to the Corporation.

Signature ___________________________________________________

Signature(s) if held jointly_________________________________  Date ___________
Please sign this proxy as your name appears on the Corporation's corporate records. Joint owners should each sign personally. Trustees and others signing in a representative capacity should indicate the capacity in which they sign.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                          VOTE BY TELEPHONE OR INTERNET
    [telephone picture]   QUICK  *** EASY *** IMMEDIATE [computer picture]

            YOUR VOTE IS IMPORTANT! -- YOU CAN VOTE IN ONE OF THREE WAYS

1. TO VOTE BY PHONE: For U.S. shareowners only, call toll-free 1-800-840-1208 on a touch tone telephone 24 HOURS A DAY-7 DAYS A WEEK. There is NO CHARGE to you for this call.
                     HAVE YOUR PROXY CARD IN HAND.
   You will be asked to enter a CONTROL NUMBER, which is located in the box in the lower right hand corner of this form.

   OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press 1.

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

   OPTION 2: If you choose to vote on each proposal separately, press 0. You will hear these instructions:

             PROPOSAL (A) -- To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9.
             To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.
             PROPOSAL (B) -- To vote FOR, press 1; AGAINST, press 9;
                            ABSTAIN, press 0.

                    WHEN ASKED,PLEASE CONFIRM BY PRESSING 1.

            After voting your shares you will be asked if you wish to attend the meeting. If you indicate "yes," you will automatically be mailed an admittance card and DO NOT need to mail in the attached proxy card.

            CONSENT TO VIEW ANNUAL REPORTS AND PROXY STATEMENTS ON-LINE.

            Press 1 to CONSENT to view future Annual Reports and Proxy
                  Statements for this account via the Internet.
               You may revoke this consent at any time by giving
                       written notice to the Corporation.
                    WHEN ASKED,PLEASE CONFIRM BY PRESSING 1.
                                       OR

2. VOTE BY INTERNET: Follow the instructions at our Website Address:
                     http://www.eproxy.com/rok
                                       OR
3. VOTE BY MAIL:     Mark, sign and date your proxy card and return promptly in the enclosed envelope.

    NOTE: If you vote by Internet or telephone, THERE IS NO NEED TO MAIL BACK your proxy card. Your Internet or telephone instructions will authorize the named proxies in the same manner as if you returned a signed proxy card.

                             THANK YOU FOR VOTING.

                                      PROXY
                       ROCKWELL INTERNATIONAL CORPORATION
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints D.H.Davis, Jr., W.T.McCormick, Jr. and J.D.Nichols, jointly and severally, proxies, with full power of substitution, to vote shares of capital stock which the undersigned is entitled to vote at the Annual Meeting of Shareowners to be held at The Pfister Hotel, 424 East Wisconsin Avenue, Milwaukee, Wisconsin, on February 7, 2001 or any adjournment thereof. SUCH PROXIES ARE DIRECTED TO VOTE AS SPECIFIED OR, IF NO SPECIFICATION IS MADE,FOR THE ELECTION OF THE FOUR NOMINEES PROPOSED FOR ELECTION AS DIRECTORS WITH TERMS EXPIRING AT THE ANNUAL MEETING IN 2004, AND FOR PROPOSAL (B),AND TO VOTE IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

         TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS JUST SIGN AND DATE THE OTHER SIDE;NO BOXES NEED TO BE CHECKED.

Comments:
           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------
                                (continued and to be signed on the other side)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                       ROCKWELL INTERNATIONAL CORPORATION

                          ANNUAL MEETING OF SHAREOWNERS
                          WEDNESDAY, FEBRUARY 7, 2001
                                   10:00 A.M.

                                THE PFISTER HOTEL
                            424 EAST WISCONSIN AVENUE
                               MILWAUKEE,WISCONSIN

                             YOUR VOTE IS IMPORTANT!
               YOU CAN VOTE BY INTERNET,TELEPHONE OR MAIL. SEE THE INSTRUCTIONS ON THE OTHER SIDE OF THIS PROXY CARD.


                IF YOU DID NOT RECEIVE PAPER COPIES OF ROCKWELL'S
                  PROXY STATEMENT AND ANNUAL REPORT BECAUSE YOU
                          CONSENTED TO VIEW THEM ON THE
                INTERNET,GO TO THE FOLLOWING INTERNET ADDRESSES:

           PROXY STATEMENT: http://www.rockwell.com/finance/proxy.html
       ANNUAL REPORT: http://www.rockwell.com/finance/Rockwell_2000_AR.pdf

[WELLS FARGO BANK LOGO]



December 29, 2000




TO PARTICIPANTS IN THE:

         ROCKWELL INTERNATIONAL CORPORATION SALARIED RETIREMENT SAVINGS PLAN ROCKWELL NON-REPRESENTED HOURLY RETIREMENT SAVINGS PLAN
         ROCKWELL EMPLOYEE SAVINGS AND INVESTMENT PLAN FOR REPRESENTED HOURLY EMPLOYEES
         ROCKWELL RETIREMENT SAVINGS PLAN FOR REPRESENTED HOURLY EMPLOYEES ROCKWELL RETIREMENT SAVINGS PLAN FOR CERTAIN EMPLOYEES


In connection with the Annual Meeting of Shareowners of Rockwell International Corporation to be held February 7, 2001, enclosed are the following:

  o Rockwell International Corporation Notice of 2001 Annual Meeting and Proxy Statement, together with a Direction Card and a return envelope

The enclosed Direction Card should be used to instruct us with respect to our voting of the shares which we are holding for your account in the Rockwell International Corporation Savings Plans (Rockwell International Corporation Salaried Retirement Savings Plan, Rockwell Non-Represented Hourly Retirement Savings Plan, Rockwell Employee Savings and Investment Plan for Represented Hourly Employees, Rockwell Retirement Savings Plan for Represented Hourly Employees and the Rockwell Retirement Savings Plan for Certain Employees).

You should note that Internet and telephone voting has been made available to you. Please follow the Internet or telephone instructions on the Direction Card or sign, date and return the Direction Card in the enclosed pre-addressed stamped envelope by February 2, 2001 so that we may vote the shares of Rockwell International Corporation that are held for your account in accordance with your instructions. If you do not properly complete your Internet or telephone vote or properly complete and return the enclosed Direction Card by the above date, Wells Fargo Bank, N.A., as Trustee, will vote such shares as it deems proper.

Sincerely,

/s/Susana R. Ryan
-----------------
Susana R. Ryan
Vice President

                                                             Please mark
                                                            your votes as
                                                            indicated in  [X]
                                                             this example




WHERE A VOTE IS NOT SPECIFIED, YOU ARE DIRECTED TO VOTE THE SHARES HELD FOR MY ACCOUNT FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL (B) AND TO VOTE IN ACCORDANCE WITH YOUR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS (A) AND (B).

                               FOR all nominees    WITHHOLD AUTHORITY
(a)  Election of directors:  listed to the right    to vote for all
                             (except as marked      nominees listed
                              to the contrary)       to the right      Nominees: 01 G.L. Argyros, 02 D.H. Davis, Jr.,
                                                                                 03 W.H. Gray, III, 04  W.T. McCormick, Jr.
                                  [  ]                   [  ]          (Instruction: To withhold authority to vote for any
                                                                       individual nominee, write that nominee's name on the
                                                                       space provided below.)


                                                                       ----------------------------------------------------------

                                    FOR    AGAINST   ABSTAIN

(b)  The selection of auditors:     [  ]    [  ]       [  ]

In their discretion, the trustee is authorized to vote upon such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof.

                              Mark here if you plan to attend the meeting.
                                              Please send Admittance Card. [  ]

                By checking the box to the right, I consent to view the    [  ]
                Annual Reports and Proxy Statements electronically via the Internet. I understand that the Corporation may no longer distribute printed materials to me for any future shareowner meetings until my consent is revoked. I understand that I may revoke my consent at any time by giving written notice to the Corporation.

Signature ___________________________________________________

Signature(s) if held jointly_________________________________  Date ___________
In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. Please sign, date, and return the direction card promptly using the enclosed envelope.
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                          VOTE BY TELEPHONE OR INTERNET
    [telephone picture]   QUICK  *** EASY *** IMMEDIATE [computer picture]

            YOUR VOTE IS IMPORTANT! -- YOU CAN VOTE IN ONE OF THREE WAYS

1. TO VOTE BY PHONE: For U.S. shareowners only, call toll-free 1-800-840-1208 on a touch tone telephone 24 HOURS A DAY-7 DAYS A WEEK. There is NO CHARGE to you for this call.
                     HAVE YOUR DIRECTION CARD IN HAND.
   You will be asked to enter a CONTROL NUMBER, which is located in the box in the lower right hand corner of this form.

   OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press 1.

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

   OPTION 2: If you choose to vote on each proposal separately, press 0. You will hear these instructions:

             PROPOSAL (A) -- To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9.
             To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.
             PROPOSAL (B) -- To vote FOR, press 1; AGAINST, press 9;
                            ABSTAIN, press 0.

                    WHEN ASKED,PLEASE CONFIRM BY PRESSING 1.

            After voting your shares you will be asked if you wish to attend the meeting. If you indicate "yes," you will automatically be mailed an admittance card and DO NOT need to mail in the attached direction card.

            CONSENT TO VIEW ANNUAL REPORTS AND PROXY STATEMENTS ON-LINE.

            Press 1 to CONSENT to view future Annual Reports and Proxy
                  Statements for this account via the Internet.
               You may revoke this consent at any time by giving
                       written notice to the Corporation.

                    WHEN ASKED,PLEASE CONFIRM BY PRESSING 1.
                                       OR

2. VOTE BY INTERNET: Follow the instructions at our Website Address:
                     http://www.eproxy.com/rok
                                       OR
3. VOTE BY MAIL:     Mark, sign and date your direction card and return promptly in the enclosed envelope.

    NOTE: If you vote by Internet or telephone, THERE IS NO NEED TO MAIL BACK your direction card. Your Internet or telephone instructions will authorize the trustee in the same manner as if you returned a signed direction card.

                             THANK YOU FOR VOTING.

                                 DIRECTION CARD

                ROCKWELL EMPLOYEE SAVINGS AND INVESTMENT PLAN FOR
                          REPRESENTED HOURLY EMPLOYEES

                      TO: WELLS FARGO BANK, N.A., TRUSTEE

         You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell capital stock held for my account in the Rockwell Employee Savings and Investment Plan for Represented Hourly Employees at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at The Pfister Hotel, 424 East Wisconsin Avenue, Milwaukee, Wisconsin, on February 7, 2001, and at any adjournment thereof, as follows:

         TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN THIS CARD.

                                (continued and to be signed on the other side)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


                       ROCKWELL INTERNATIONAL CORPORATION

                          ANNUAL MEETING OF SHAREOWNERS
                          WEDNESDAY, FEBRUARY 7, 2001
                                   10:00 A.M.

                                THE PFISTER HOTEL
                            424 EAST WISCONSIN AVENUE
                               MILWAUKEE,WISCONSIN
                             YOUR VOTE IS IMPORTANT!
               YOU CAN VOTE BY INTERNET,TELEPHONE OR MAIL. SEE THE
             INSTRUCTIONS ON THE OTHER SIDE OF THIS DIRECTION CARD.


     IF YOU DID NOT RECEIVE PAPER COPIES OF ROCKWELL'S PROXY STATEMENT AND
        ANNUAL REPORT BECAUSE YOU CONSENTED TO VIEW THEM ON THE INTERNET,
                    GO TO THE FOLLOWING INTERNET ADDRESSES:

           PROXY STATEMENT: http://www.rockwell.com/finance/proxy.html
       ANNUAL REPORT: http://www.rockwell.com/finance/Rockwell_2000_AR.pdf

                                                             Please mark
                                                            your votes as
                                                            indicated in  [X]
                                                             this example




WHERE A VOTE IS NOT SPECIFIED, YOU ARE DIRECTED TO VOTE THE SHARES HELD FOR MY ACCOUNT FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL (B) AND TO VOTE IN ACCORDANCE WITH YOUR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS (A) AND (B).

                               FOR all nominees    WITHHOLD AUTHORITY
(a)  Election of directors:  listed to the right    to vote for all
                             (except as marked      nominees listed
                              to the contrary)       to the right      Nominees: 01 G.L. Argyros, 02 D.H. Davis, Jr.,
                                                                                 03 W.H. Gray, III, 04  W.T. McCormick, Jr.
                                  [  ]                   [  ]          (Instruction: To withhold authority to vote for any
                                                                       individual nominee, write that nominee's name on the
                                                                       space provided below.)


                                                                       ----------------------------------------------------------

                                    FOR    AGAINST   ABSTAIN

(b)  The selection of auditors:     [  ]    [  ]       [  ]

In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof.

                              Mark here if you plan to attend the meeting.
                                              Please send Admittance Card. [  ]

                By checking the box to the right, I consent to view the    [  ]
                Annual Reports and Proxy Statements electronically via the Internet. I understand that the Corporation may no longer distribute printed materials to me for any future shareowner meetings until my consent is revoked. I understand that I may revoke my consent at any time by giving written notice to the Corporation.

Signature ___________________________________________________

Signature(s) if held jointly_________________________________  Date ___________

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. Please sign, date, and return the direction card promptly using the enclosed envelope.
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                          VOTE BY TELEPHONE OR INTERNET
    [telephone picture]   QUICK  *** EASY *** IMMEDIATE    [computer picture]

            YOUR VOTE IS IMPORTANT! -- YOU CAN VOTE IN ONE OF THREE WAYS

1. TO VOTE BY PHONE: For U.S. shareowners only, call toll-free 1-800-840-1208 on a touch tone telephone 24 HOURS A DAY -- 7 DAYS A WEEK. There is NO CHARGE to you for this call.
                     HAVE YOUR DIRECTION CARD IN HAND.
   You will be asked to enter a CONTROL NUMBER, which is located in the box in the lower right hand corner of this form.

   OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press 1.

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

   OPTION 2: If you choose to vote on each proposal separately, press 0. You will hear these instructions:

             PROPOSAL (A) -- To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9.
             To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.
             PROPOSAL (B) -- To vote FOR, press 1; AGAINST, press 9;
                            ABSTAIN, press 0.

                    WHEN ASKED,PLEASE CONFIRM BY PRESSING 1.

            After voting your shares you will be asked if you wish to attend the meeting. If you indicate "yes," you will automatically be mailed an admittance card and DO NOT need to mail in the attached Direction card.

            CONSENT TO VIEW ANNUAL REPORTS AND PROXY STATEMENTS ON-LINE.

            Press 1 to CONSENT to view future Annual Reports and Proxy
                  Statements for this account via the Internet.
               You may revoke this consent at any time by giving
                       written notice to the Corporation.
                    WHEN ASKED,PLEASE CONFIRM BY PRESSING 1.
                                       OR

2. VOTE BY INTERNET: Follow the instructions at our Website Address:
                     http://www.eproxy.com/rok
                                       OR
3. VOTE BY MAIL:     Mark, sign and date your direction card and return promptly in  enclosed envelope.

   NOTE: If you vote by Internet or telephone, THERE IS NO NEED TO MAIL BACK your direction card. Your Internet or telephone instructions will authorize the trustee in the same manner as if you returned a signed direction card.

                             THANK YOU FOR VOTING.

                                 DIRECTION CARD

                  ROCKWELL INTERNATIONAL CORPORATION RETIREMENT
                  SAVINGS PLAN FOR REPRESENTED HOURLY EMPLOYEES

                      TO: WELLS FARGO BANK, N.A., TRUSTEE

         You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell capital stock held for my account in the Rockwell International Corporation Retirement Savings Plan for Represented Hourly Employees at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at The Pfister Hotel, 424 East Wisconsin Avenue, Milwaukee, Wisconsin, on February 7, 2001, and at any adjournment thereof, as follows:

         TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN THIS CARD.

                                (continued and to be signed on the other side)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


                       ROCKWELL INTERNATIONAL CORPORATION

                          ANNUAL MEETING OF SHAREOWNERS
                          WEDNESDAY, FEBRUARY 7, 2001
                                   10:00 A.M.

                                THE PFISTER HOTEL
                            424 EAST WISCONSIN AVENUE
                               MILWAUKEE,WISCONSIN

                             YOUR VOTE IS IMPORTANT!
               YOU CAN VOTE BY INTERNET,TELEPHONE OR MAIL. SEE THE
             INSTRUCTIONS ON THE OTHER SIDE OF THIS DIRECTION CARD.


      IF YOU DID NOT RECEIVE PAPER COPIES OF ROCKWELL'S PROXY STATEMENT AND
            ANNUAL REPORT BECAUSE YOU CONSENTED TO VIEW THEM ON THE
                INTERNET,GO TO THE FOLLOWING INTERNET ADDRESSES:

           PROXY STATEMENT: http://www.rockwell.com/finance/proxy.html
       ANNUAL REPORT: http://www.rockwell.com/finance/Rockwell_2000_AR.pdf

                                                             Please mark
                                                            your votes as
                                                            indicated in  [X]
                                                             this example




WHERE A VOTE IS NOT SPECIFIED, YOU ARE DIRECTED TO VOTE THE SHARES HELD FOR MY ACCOUNT FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL (B) AND TO VOTE IN ACCORDANCE WITH YOUR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS (A) AND (B).

                               FOR all nominees    WITHHOLD AUTHORITY
(a)  Election of directors:  listed to the right    to vote for all
                             (except as marked      nominees listed
                              to the contrary)       to the right      Nominees: 01 G.L. Argyros, 02 D.H. Davis, Jr.,
                                                                                 03 W.H. Gray, III, 04  W.T. McCormick, Jr.
                                  [  ]                   [  ]          (Instruction: To withhold authority to vote for any
                                                                       individual nominee, write that nominee's name on the
                                                                       space provided below.)


                                                                       ----------------------------------------------------------

                                    FOR    AGAINST   ABSTAIN

(b)  The selection of auditors:     [  ]    [  ]       [  ]
In its discretion, the trustee is authorized to vote upon such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof.

                              Mark here if you plan to attend the meeting.
                                              Please send Admittance Card. [  ]

                By checking the box to the right, I consent to view the    [  ]
                Annual Reports and Proxy Statements electronically via the Internet. I understand that the Corporation may no longer distribute printed materials to me for any future shareowner meetings until my consent is revoked. I understand that I may revoke my consent at any time by giving written notice to the Corporation.

Signature ___________________________________________________

Signature(s) if held jointly_________________________________  Date ___________
In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. Please sign, date, and return the direction card promptly using the enclosed envelope.
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                          VOTE BY TELEPHONE OR INTERNET
    [telephone picture]   QUICK  *** EASY *** IMMEDIATE  [computer picture]

            YOUR VOTE IS IMPORTANT! -- YOU CAN VOTE IN ONE OF THREE WAYS

1. TO VOTE BY PHONE: For U.S. shareowners only, call toll-free 1-800-840-1208 on a touch tone telephone 24 HOURS A DAY-7 DAYS A WEEK. There is NO CHARGE to you for this call.
                     HAVE YOUR DIRECTION CARD IN HAND.
   You will be asked to enter a CONTROL NUMBER, which is located in the box in the lower right hand corner of this form.

   OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press 1.

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

   OPTION 2: If you choose to vote on each proposal separately, press 0. You will hear these instructions:

             PROPOSAL (A) -- To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9.
             To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.
             PROPOSAL (B) -- To vote FOR, press 1; AGAINST, press 9;
                            ABSTAIN, press 0.

                    WHEN ASKED,PLEASE CONFIRM BY PRESSING 1.

            After voting your shares you will be asked if you wish to attend the meeting. If you indicate "yes," you will automatically be mailed an admittance card and DO NOT need to mail in the attached direction card.

            CONSENT TO VIEW ANNUAL REPORTS AND PROXY STATEMENTS ON-LINE.

            Press 1 to CONSENT to view future Annual Reports and Proxy
                  Statements for this account via the Internet.
               You may revoke this consent at any time by giving
                       written notice to the Corporation.
                    WHEN ASKED,PLEASE CONFIRM BY PRESSING 1.
                                       OR

2. VOTE BY INTERNET: Follow the instructions at our Website Address:
                     http://www.eproxy.com/rok
                                       OR
3. VOTE BY MAIL:     Mark, sign and date your direction card and return promptly in the enclosed envelope.

   NOTE: If you vote by Internet or telephone, THERE IS NO NEED TO MAIL BACK your direction card. Your Internet or telephone instructions will authorize the trustee in the same manner as if you returned a signed direction card.

                             THANK YOU FOR VOTING.

                                 DIRECTION CARD

                       ROCKWELL INTERNATIONAL CORPORATION
                        SALARIED RETIREMENT SAVINGS PLAN

                      TO: WELLS FARGO BANK, N.A., TRUSTEE

         You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell capital stock held for my account in the Rockwell International Corporation Salaried Retirement Savings Plan at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at The Pfister Hotel, 424 East Wisconsin Avenue, Milwaukee, Wisconsin, on February 7, 2001, and at any adjournment thereof, as follows:


         TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN THIS CARD.

                               (continued and to be signed on the other side)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


                       ROCKWELL INTERNATIONAL CORPORATION

                          ANNUAL MEETING OF SHAREOWNERS
                          WEDNESDAY, FEBRUARY 7, 2001
                                   10:00 A.M.

                                THE PFISTER HOTEL
                            424 EAST WISCONSIN AVENUE
                               MILWAUKEE,WISCONSIN

                             YOUR VOTE IS IMPORTANT!
               YOU CAN VOTE BY INTERNET,TELEPHONE OR MAIL. SEE THE
             INSTRUCTIONS ON THE OTHER SIDE OF THIS DIRECTION CARD.


      IF YOU DID NOT RECEIVE PAPER COPIES OF ROCKWELL'S PROXY STATEMENT AND
            ANNUAL REPORT BECAUSE YOU CONSENTED TO VIEW THEM ON THE
                INTERNET,GO TO THE FOLLOWING INTERNET ADDRESSES:

           PROXY STATEMENT: http://www.rockwell.com/finance/proxy.html
       ANNUAL REPORT: http://www.rockwell.com/finance/Rockwell_2000_AR.pdf

                                                             Please mark
                                                            your votes as
                                                            indicated in  [X]
                                                             this example




WHERE A VOTE IS NOT SPECIFIED, YOU ARE DIRECTED TO VOTE THE SHARES HELD FOR MY ACCOUNT FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL (B) AND TO VOTE IN ACCORDANCE WITH YOUR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS (A) AND (B).

                               FOR all nominees    WITHHOLD AUTHORITY
(a)  Election of directors:  listed to the right    to vote for all
                             (except as marked      nominees listed
                              to the contrary)       to the right      Nominees: 01 G.L. Argyros, 02 D.H. Davis, Jr.,
                                                                                 03 W.H. Gray, III, 04  W.T. McCormick, Jr.
                                  [  ]                   [  ]          (Instruction: To withhold authority to vote for any
                                                                       individual nominee, write that nominee's name on the
                                                                       space provided below.)


                                                                       ----------------------------------------------------------

                                    FOR    AGAINST   ABSTAIN

(b)  The selection of auditors:     [  ]    [  ]       [  ]

In their discretion, the trustee is authorized to vote upon such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof.

                              Mark here if you plan to attend the meeting.
                                              Please send Admittance Card. [  ]

                By checking the box to the right, I consent to view the    [  ]
                Annual Reports and Proxy Statements electronically via the Internet. I understand that the Corporation may no longer distribute printed materials to me for any future shareowner meetings until my consent is revoked. I understand that I may revoke my consent at any time by giving written notice to the Corporation.

Signature ___________________________________________________

Signature(s) if held jointly_________________________________  Date ___________
In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. Please sign, date, and return the direction card promptly using the enclosed envelope.
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                          VOTE BY TELEPHONE OR INTERNET
    [telephone picture]   QUICK  *** EASY *** IMMEDIATE [computer picture]

            YOUR VOTE IS IMPORTANT! -- YOU CAN VOTE IN ONE OF THREE WAYS

1. TO VOTE BY PHONE: For U.S. shareowners only, call toll-free 1-800-840-1208 on a touch tone telephone 24 HOURS A DAY-7 DAYS A WEEK. There is NO CHARGE to you for this call.
                     HAVE YOUR DIRECTION CARD IN HAND.
   You will be asked to enter a CONTROL NUMBER, which is located in the box in the lower right hand corner of this form.

   OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press 1.

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

   OPTION 2: If you choose to vote on each proposal separately, press 0. You will hear these instructions:

             PROPOSAL (A) -- To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9.
             To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.
             PROPOSAL (B) -- To vote FOR, press 1; AGAINST, press 9;
                            ABSTAIN, press 0.

                    WHEN ASKED,PLEASE CONFIRM BY PRESSING 1.

            After voting your shares you will be asked if you wish to attend the meeting. If you indicate "yes," you will automatically be mailed an admittance card and DO NOT need to mail in the attached direction card.

            CONSENT TO VIEW ANNUAL REPORTS AND PROXY STATEMENTS ON-LINE.

            Press 1 to CONSENT to view future Annual Reports and Proxy
                  Statements for this account via the Internet.
               You may revoke this consent at any time by giving
                       written notice to the Corporation.
                    WHEN ASKED,PLEASE CONFIRM BY PRESSING 1.
                                       OR

2. VOTE BY INTERNET: Follow the instructions at our Website Address:
                     http://www.eproxy.com/rok
                                       OR
3. VOTE BY MAIL:     Mark, sign and date your direction card and return promptly in the enclosed envelope.

 NOTE: If you vote by Internet or telephone, THERE IS NO NEED TO MAIL BACK your direction card. Your Internet or telephone instructions will authorize the trustee in the same manner as if you returned a signed direction card.

                             THANK YOU FOR VOTING.

                                 DIRECTION CARD

             ROCKWELL NON-REPRESENTED HOURLY RETIREMENT SAVINGS PLAN

                        TO: WELLS FARGO BANK, N.A., TRUSTEE

         You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell capital stock held for my account in the Rockwell Non-Represented Hourly Retirement Savings Plan at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at The Pfister Hotel, 424 East Wisconsin Avenue, Milwaukee, Wisconsin, on February 7, 2001, and at any adjournment thereof, as follows:

         TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN THIS CARD.

                                (continued and to be signed on the other side)


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


                       ROCKWELL INTERNATIONAL CORPORATION

                          ANNUAL MEETING OF SHAREOWNERS
                          WEDNESDAY, FEBRUARY 7, 2001
                                   10:00 A.M.

                                THE PFISTER HOTEL
                            424 EAST WISCONSIN AVENUE
                               MILWAUKEE,WISCONSIN

                             YOUR VOTE IS IMPORTANT!
                   YOU CAN VOTE BY INTERNET,TELEPHONE OR MAIL.
          SEE THE INSTRUCTIONS ON THE OTHER SIDE OF THIS DIRECTION CARD.


      IF YOU DID NOT RECEIVE PAPER COPIES OF ROCKWELL'S PROXY STATEMENT AND
            ANNUAL REPORT BECAUSE YOU CONSENTED TO VIEW THEM ON THE
                INTERNET,GO TO THE FOLLOWING INTERNET ADDRESSES:

           PROXY STATEMENT: http://www.rockwell.com/finance/proxy.html
       ANNUAL REPORT: http://www.rockwell.com/finance/Rockwell_2000_AR.pdf

                                                             Please mark
                                                            your votes as
                                                            indicated in  [X]
                                                             this example




WHERE A VOTE IS NOT SPECIFIED, YOU ARE DIRECTED TO VOTE THE SHARES HELD FOR MY ACCOUNT FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL (B) AND TO VOTE IN ACCORDANCE WITH YOUR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS (A) AND (B).

                               FOR all nominees    WITHHOLD AUTHORITY
(a)  Election of directors:  listed to the right    to vote for all
                             (except as marked      nominees listed
                              to the contrary)       to the right      Nominees: 01 G.L. Argyros, 02 D.H. Davis, Jr.,
                                                                                 03 W.H. Gray, III, 04  W.T. McCormick, Jr.
                                  [  ]                   [  ]          (Instruction: To withhold authority to vote for any
                                                                       individual nominee, write that nominee's name on the
                                                                       space provided below.)


                                                                       ----------------------------------------------------------

                                    FOR    AGAINST   ABSTAIN

(b)  The selection of auditors:     [  ]    [  ]       [  ]

In its discretion, the trustee is authorized to vote upon such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof.

                              Mark here if you plan to attend the meeting.
                                              Please send Admittance Card. [  ]

                By checking the box to the right, I consent to view the    [  ]
                Annual Reports and Proxy Statements electronically via the Internet. I understand that the Corporation may no longer distribute printed materials to me for any future shareowner meetings until my consent is revoked. I understand that I may revoke my consent at any time by giving written notice to the Corporation.

Signature ___________________________________________________

Signature(s) if held jointly_________________________________  Date ___________
In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. Please sign, date and return the direction card promptly using the enclosed envelope.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                          VOTE BY TELEPHONE OR INTERNET
    [telephone picture]   QUICK  *** EASY *** IMMEDIATE [computer picture]

          YOUR VOTE IS IMPORTANT! -- YOU CAN VOTE IN ONE OF THREE WAYS

1. TO VOTE BY PHONE: For U.S. shareowners only, call toll-free 1-800-840-1208 on a touch tone telephone 24 HOURS A DAY-7 DAYS A WEEK. There is NO CHARGE to you for this call.
                     HAVE YOUR DIRECTION CARD IN HAND.
   You will be asked to enter a CONTROL NUMBER, which is located in the box in the lower right hand corner of this form.

   OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press 1.

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

   OPTION 2: If you choose to vote on each proposal separately, press 0. You will hear these instructions:

             PROPOSAL (A) -- To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9.
             To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.
             PROPOSAL (B) -- To vote FOR, press 1; AGAINST, press 9;
                            ABSTAIN, press 0.

                    WHEN ASKED,PLEASE CONFIRM BY PRESSING 1.

            After voting your shares you will be asked if you wish to attend the meeting. If you indicate "yes," you will automatically be mailed an admittance card and DO NOT need to mail in the attached direction card.

            CONSENT TO VIEW ANNUAL REPORTS AND PROXY STATEMENTS ON-LINE.

            Press 1 to CONSENT to view future Annual Reports and Proxy
                  Statements for this account via the Internet.
               You may revoke this consent at any time by giving
                       written notice to the Corporation.
                    WHEN ASKED,PLEASE CONFIRM BY PRESSING 1.
                                       OR

2. VOTE BY INTERNET: Follow the instructions at our Website Address:
                     http://www.eproxy.com/rok
                                       OR
3. VOTE BY MAIL:     Mark, sign and date your direction card and return promptly in the enclosed envelope.

NOTE: If you vote by Internet or telephone, THERE IS NO NEED TO MAIL BACK your direction card. Your Internet or telephone instructions will authorize the trustee in the same manner as if you returned a signed direction card.

                             THANK YOU FOR VOTING.

                                 DIRECTION CARD

             ROCKWELL RETIREMENT SAVINGS PLAN FOR CERTAIN EMPLOYEES

                      TO:  WELLS FARGO BANK, N.A., TRUSTEE

         You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell capital stock held for my account in the Rockwell Retirement Savings Plan for Certain Employees at the Annual Meeting of Shareowners of Rockwell International Corporation to be held at The Pfister Hotel, 424 East Wisconsin Avenue, Milwaukee, Wisconsin, on February 7, 2001, and at any adjournment thereof, as follows:

         TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS CHECK THE BOXES FOR EACH PROPOSAL LISTED ON THE OTHER SIDE, THEN SIGN, DATE AND RETURN THIS CARD.

                             (continued and to be signed on the other side)
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


                       ROCKWELL INTERNATIONAL CORPORATION

                         ANNUAL MEETING OF SHAREOWNERS
                          WEDNESDAY, FEBRUARY 7, 2001
                                   10:00 A.M.

                               THE PFISTER HOTEL
                           424 EAST WISCONSIN AVENUE
                              MILWAUKEE,WISCONSIN

                            YOUR VOTE IS IMPORTANT!
                  YOU CAN VOTE BY INTERNET,TELEPHONE OR MAIL.
         See the instructions on the other side of this direction card.


     IF YOU DID NOT RECEIVE PAPER COPIES OF ROCKWELL'S PROXY STATEMENT AND
            ANNUAL REPORT BECAUSE YOU CONSENTED TO VIEW THEM ON THE
                INTERNET,GO TO THE FOLLOWING INTERNET ADDRESSES:

           PROXY STATEMENT: http://www.rockwell.com/finance/proxy.html
       ANNUAL REPORT: http://www.rockwell.com/finance/Rockwell_2000_AR.pdf